UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported)

February 3, 2012

ECOLOGY COATINGS, INC.
(Exact name of registrant as specified in its charter)

Nevada	333-91436	26-0014658
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(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

24663 Mound Road
Warren, Michigan 28091
___________________________________________________

(Address of principal executive offices, including zip code)

Registrant’s telephone number, including area code:

586-486-5308

(Former Name or Former Address, if Changed Since Last Report.)
___________________________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 4.01   CHANGES IN REGISTRANT’S CERTIFYING ACCOUNTANT

(a) Previous Independent Accountants

On February 3, 2012, the Audit Committee of the Board of Directors of the Company approved changing the Company’s independent registered public accounting firm from UHY LLP, Farmington Hills, MI (“UHY”) to Silberstein Ungar, PLLC, Bingham Farms, MI (“Silberstein Ungar”). The dismissal of UHY was effective immediately.

UHY’s reports on the Company’s financial statements for the fiscal years ended September 30, 2010 and 2011, contained an opinion that our recurring losses, negative cash flow from operations and net working capital deficiency raise substantial doubt about our ability to continue as a going concern.  Other than the going concern opinion, UHY’s reports for the fiscal years ended September 30, 2010 and 2011 contained no other adverse opinion or disclaimer of opinion, qualification or modification as to uncertainty, audit scope or accounting principle.

During the Company’s fiscal years ended September 30, 2010 and 2011, and through February 3, 2012, there were no disagreements between the Company and UHY on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which disagreements, if not resolved to the satisfaction of UHY, would have caused UHY to make reference thereto in its report on the financial statements for such years.

During the Company’s fiscal years ended September 30, 2010 and 2011 and through February 3, 2012, there were no “reportable events” as that term is described in Item 304(a)(1)(v) of Regulation S-K.

The Company has provided a copy of the disclosures above to UHY and requested UHY to furnish it with a letter addressed to the Securities and Exchange Commission stating whether or not UHY agrees with the foregoing statements and, if not, the respects in which it disagrees.  UHY’s letter is attached as an exhibit.

(b) New Independent Accountants

On February 3, 2012, the Company engaged Silberstein Ungar as its independent registered public accounting firm for the Company’s fiscal year ending September 30, 2012.

During the years ended September 30, 2010 and 2011 and the subsequent interim period through February 3, 2012, the Company did not consult with Silberstein Ungar regarding either (i) the application of accounting principles to a specific completed or contemplated transaction, or the type of audit opinion that might be rendered on the Company’s financial statements or (ii) any matter that was either the subject of a disagreement or event identified in response to (a)(1)(iv) of Item 304 of Regulation S-K, or a reportable event as that term is used in Item 304(a)(1)(v) of Item 304 of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ECOLOGY COATINGS, INC.

DATE:  February 3, 2012                                                     By:  /s/ Daniel V. Iannotti
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Daniel V. Iannotti
Vice President, General Counsel and
Secretary